Exhibit 32(i)




                                  CERTIFICATION

PURSUANT TO SECTION 906 OF THE  SARBANES-OXLEY  ACT OF 2002  (SUBSECTIONS (A) OF
SECTION 1350, CHAPTER 63 TITLE 18, UNITED STATES CODE)

Pursuant to Section 906 of the  Sarbanes-Oxley  Act of 2002 (subsections (a) and
(b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officer of Margo Caribe, Inc., a Puerto Rico corporation (the "Company"), does hereby certify, to such officer's knowledge, that:

The Annual Report on Form 10-K for the year ended December 31, 2003 (the "Form 10-K") of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  March 30, 2004


                                                By: /s/ Michael J. Spector
                                                    ----------------------
                                                    Michael J. Spector
                                                    Chief Executive Officer


This certification accompanies this form 10-K pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that Section.

A signed original of this written statement required by Section 906 has been provided to, and will be retained by, the Company and furnished to the Securities and Exchange Commission or its staffrequest.